Exhibit 3.79

CERTIFICATE OF LIMITED PARTNERSHIP

OF

DELL COMPUTER HOLDINGS L.P.

THE UNDERSIGNED, HAVING FORMED A LIMITED PARTNERSHIP UNDER THE TEXAS REVISED LIMITED PARTNERSHIP ACT (THE “PARTNERSHIP”), DOES HEREBY EXECUTE AND FILE THIS CERTIFICATE OF LIMITED PARTNERSHIP AS FOLLOWS.

1 The name of the limited partnership formed hereby is Dell Computer Holdings L P

2 The address of the registered office of the Partnership in the State of Texas shall be at 9505 Arboretum Boulevard, Austin, Texas 78759-7299 and its registered agent for service of process is Richard E Salwen, whose address is the same as the registered office.

3. The name and business address of the sole general partner of the Partnership is Dell Gen P Corp, 9505 Arboretum Boulevard, Austin, Texas 78759-7299.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Limited Partnership by and through a duly authorized officer thereof on this 14th day of May, 1993

DELL GEN P CORP
a Delaware corporation

By:	/s/ R. Thomas Armstrong
R. Thomas Armstrong
Assistant Secretary

Office of the Secretary of State Corporations Section
P O Box 13697
Austin, Texas 78711-3697

STATEMENT OF CHANGE OF REGISTERED OFFICE OR

REGISTERED AGENT OR BOTH BY A CORPORATION,

LIMITED LIABILITY COMPANY OR LIMITED PARTNERSHIP

1.	The name of the entity is Dell Computer Holdings L.P.
The entity’s charter/certificate of authority/file number is

2.	The registered office address as PRESENTLY shown in the records of the Texas secretary of state is: 9505 Arboretum Blvd., Austin, TX 78759

3.	A.x The address of the NEW registered office is: (Please provide street address, city, state and zip code. The address must be in Texas.)
One Dell Way, Round Rock, TX 78682-2244

OR	B._ The registered office address will not change.

4.	The name of the registered agent as PRESENTLY shown in the records of the Texas secretary of state is Richard E. Salwen

5.	A.__The name of the NEW registered agent is

OR	B.x The registered agent will not change.

6.	Following the changes shown above, the address of the registered office and the address of the office of the registered agent will continue to be identical, as required by law.

7.	The changes shown above were authorized by:

Business Corporations may select A or B Limited Liability Companies may select D or E

Non-Profit Corporations may select A, B, or C Limited Partnerships select F

A.__	The board of directors;

B.__	An officer of the corporation so authorized by the board of directors;

C.__	The members of the corporation in whom management of the corporation is vested pursuant to article 2.14C of the Texas Non-Profit Corporation Act;

D.__	Its members;

E.__	Its managers; or

F.X	The limited partnership.

/s/ B.B.M.
(Authorized Officer Of Corporation)
(Authorized Member or Manager of LLC)
(General Partner of Limited Partnership)

Dell Computer Holdings, L.P.

CHARTER NUMBER & TYPE 68387-10

DATE: 8/29/97

ATTACH COPIES OF DOCUMENTS (IF NECESSARY) FOR ENTRY

             DISSOLUTION FILED IN ERROR, ACTIVATE CORPORATION

            WITHDRAWAL FILED IN ERROR, ACTIVATE CORPORATION

            ACTIVATE ENTITY GIVE REASON BELOW

            CHANGE REGISTERED AGENT TO Pavla E. Boggs

            CHANGE REGISTERED OFFICE TO

            REINSTATEMENT FILED IN ERROR

            ADD DEAD CODE

            ADD DEAD DATE

            TERMINATION FILED IN ERROR, ACTIVATE CORPORATION

            BACK MERGER OUT, FILED IN ERROR

MERGING CORPORATION                                                                  ,

FILE NUMBER:

SURVIVING CORPORATION                                                              ,

FILE NUMBER:

            BACK MERGER OUT, ABANDONMENT OF MERGER FILED

            CHANGE SURVIVOR TO

            CHANGE DEAD DATE TO

REASON FOR

MAINTENANCE misspelled name

PERSON REQUESTING MAINTENANCE YFG

DATE COMPLETED 9.4.97

BE SURE TO ATTACH COPIES OF PENDING OR HISTORY MAINTENANCE, IF NECESSARY

STATEMENT OF CHANGE OF REGISTERED OFFICE OR

REGISTERED AGENT OR BOTH BY A CORPORATION,

LIMITED LIABILITY COMPANY OR LIMITED PARTNERSHIP

1.	The name of the entity is DELL COMPUTER HOLDINGS L.P.

The entity’s charter/certificate of authority/file number is 00068387-10

2.	The registered office address as presently shown in the records of the Texas secretary of state is: ONE DELL WAY, ROUND ROCK, TX 78682-2244

3.	A. x The address of the NEW registered office is: (Please provide street address, state and zip code. The address must be in Texas.)

800 Brazos, Austin, tx 78701

OR	B.__ The registered office address will not change.

4.	The name of the registered agent as PRESENTLY shown in the records of the secretary of state is PAULA E. BOGGS

5.	A. x The name Of the NEW registered agent is Corporation Service Company d/b/a CSC-Lawyers Incorporating Service Company

OR	B.__ The registered agent will not change.

6.	Following the changes shown above, the address of the registered office and the address of the office of the registered agent will continue to be identical, as required by law.

7.	The changes shown above were authorized by:

Business Corporations may select A or B Limited Liability Company may select D or E

Non-Profit Corporations may select A, B, or C Limited Partnerships select F

A.__	The board of directors;

B.__	An officer of the corporation so authorized by the board of directors;

C.__	The members of the corporation in whom management of the corporation is vested pursuant to article 2.14C of the Texas Non-Profit Corporation Act;

D.__	Its members;

E.__	Its managers; or

F.	X The limited partnership.

/s/ Tom Green
(Authorized Officer of Corporation)
(Authorized Member or Manager of LLC)
(General Partner of Limited Partnership)
Tom Green, V. President

Office of the Secretary of the State Corporations Section P.O. Box 13697 Austin, Texas 78711-3697 (Form 408)	Filed in the office of the Secretary of State of Texas Filing #: 6838710 07/31/2003 Document #: 39207060822 Image Generated Electronically for Web Filing

STATEMENT OF CHANGE OF

ADDRESS OF REGISTERED AGENT

1.	The name of the entity represented is DELL COMPUTER HOLDINGS L.P.

The entity’s filing number is     6838710

2.

The address at which the registered agent has maintained the registered office address for such entity is: (Please provide street address, city, state and zip code presently shown in the records of the Secretary of State.)

800 Brazos, Austin, Texas 78701

3.

The address at which the registered agent will hereafter maintain the registered office address for such entity is: (Please provide street address, city, state and zip code. The address must be in Texas.)

701 Brazos Street, Suite 1050, Austin, Texas 78701

4.	Notice of the change of address has been given to said entity in writing at least 10 business days prior to the submission of this filing.

Date: 07/31/03

Corporation Service Company d/b/a CSC-Lawyers Incorporating Service Company

Name of Registered Agent

John H. Pelletier, Asst. VP

Signature of Registered Agent

FILING OFFICE COPY

Office of the Secretary of the State Corporations Section P.O. Box 13697 Austin, Texas 78711-3697 (Form 408)	Filed in the office of the Secretary of State of Texas Filing #: 6838710 10/30/2009 Document #: 281713091143 Image Generated Electronically

STATEMENT OF CHANGE OF

ADDRESS OF REGISTERED AGENT

1.	The name of the entity represented is DELL COMPUTER HOLDINGS L.P.

The entity’s filing number is     6838710

2.

The address at which the registered agent has maintained the registered office address for such entity is: (Please provide street address, city, state and zip code presently shown in the records of the Secretary of State.)

701 Brazos, Suite 1050, Austin, TX 78701

3.

The address at which the registered agent will hereafter maintain the registered office address for such entity is: (Please provide street address, city, state and zip code. The address must be in Texas.)

211 E. 7th Street, Suite 620, Austin, TX 78701

4.	Notice of the change of address has been given to said entity in writing at least 10 business days prior to the submission of this filing.

Date: 10/30/2009

Corporation Service Company d/b/a CSC-Lawyers Incorporating Service Company

Name of Registered Agent

John H. Pelletier, Asst. VP

Signature of Registered Agent

FILING OFFICE COPY

Form 424 (Revised 05/11)	Certificate of Amendment	This space reserved for office use.
Submit in duplicate to: Secretary of State P.O. Box 13697 Austin, TX 78711-3697 512 463-5555 FAX: 512/463-5709
Filing Fee: See instructions

Entity Information

The name of the filing entity is:

Dell Computer Holdings, L.P.

State the name of the entity as currently shown in the records of the secretary of state. If the amendment changes the name of the entity, state the old name and not the new name.

The filing entity is a: (Select the appropriate entity type below.)

☐	For-profit Corporation	☐	Professional Corporation
☐	Nonprofit Corporation	☐	Professional Limited Liability Company
☐	Cooperative Association	☐	Professional Association
☐	Limited Liability Company	☒	Limited Partnership

The file number issued to the filing entity by the secretary of state is: 6838710

The date of formation of the entity is: May 14 1993

Amendments

1. Amended Name

(If the purpose of the certificate of amendment is to change the name of the entity, use the following statement)

The amendment changes the certificate of formation to change the article or provision that names the filing entity. The article or provision is amended to read as follows:

The name of the filing entity is: (state the new name of the entity below)

The name of the entity must contain an organizational designation or accepted abbreviation of such term, as applicable.

2. Amended Registered Agent/Registered Office

The amendment changes the certificate of formation to change the article or provision stating the name of the registered agent and the registered office address of the filing entity. The article-or. provision is amended to read as follows:

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Registered Agent

(Complete either A or B, but not both, Also complete C.)

☐ A. The registered agent is an organization (cannot be entity named above) by the name of:

OR

☐ B. The registered agent is an individual resident of the state whose name is:

First Name	M.I.	Last Name	Suffix

The person executing this instrument affirms that the person designated as the new registered agent has consented to serve as registered agent.

C. The business address of the registered agent and the registered office address is:

TX
Street Address (No P.O. Box)	City	State	Zip Code

3. Other Added, Altered, or Deleted Provisions

Other changes or additions to the certificate of formation may be made in the space provided below. If the space provided is insufficient, incorporate the additional text by providing an attachment to this form. Please read the instructions to this form for further information on format.

Text Area (The attached addendum, if any, is incorporated herein by reference.)

☐ Add each of the following provisions to the certificate of formation. The identification or reference of the added provision and the full text are as follows:

☒ Alter each of the following provisions of the certificate of formation. The identification or reference of the altered provision and the full text of the provision as amended are as follows:

Please charge the general partner name to

Dell International LLC

One Dell way ms RR1-35

Round Rock TX 78682

☐ Delete each of the provisions identified below from the certificate of formation.

Statement of Approval

The amendments to the certificate of formation have been approved in the manner required by the Texas Business Organizations Code and by the governing documents of the entity.

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Effectiveness of Filing (Select either A, B, or C)

A. ☒ This document becomes effective when the document is filed by the secretary of state.

B. ☐ This document becomes effective at a later date, which is not more than ninety (90) days from the date of signing. The delayed effective date is:

C. ☐ This document takes effect upon the occurrence of a future event or fact, other than the passage of time. The 90th day after the date of signing is:

The following event or fact will cause the document to take effect in the manner described below:

Execution

The undersigned signs this document subject to the penalties imposed by law for the submission of a materially false or fraudulent instrument and certifies under penalty of perjury that the undersigned is authorized under the provisions of law governing the entity to execute the filing instrument.

Date: 8.8.2011

By:	VP - Tax

/s/ Thomas J. Vallone
Signature of authorized person

Thomas J. Vallone
Printed or typed name of authorized person (See instruction)

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Form 424 (Revised 05/11)	Certificate of Amendment
Submit in duplicate to: Secretary of State P.O. Box 13697 Austin, TX 78711-3697 512 463-5555 FAX: 512/463-5709
Filing Fee: See instructions

Entity Information

The name of the filing entity is:

Dell Computer Holdings L.P.

State the name of the entity as currently shown in the records of the secretary of state. If the amendment changes the name of the entity, state the old name and not the new name.

The filing entity is a: (Select the appropriate entity type below.)

☐	For-profit Corporation	☐	Professional Corporation
☐	Nonprofit Corporation	☐	Professional Limited Liability Company
☐	Cooperative Association	☐	Professional Association
☐	Limited Liability Company	☑	Limited Partnership

The file number issued to the filing entity by the secretary of state is: 6838710

The date of formation of the entity is: May 14, 1993

Amendments

1. Amended Name

(If the purpose of the certificate of amendment is to change the name of the entity, use the following statement)

The amendment changes the certificate of formation to change the article or provision that names the filing entity. The article or provision is amended to read as follows:

The name of the filing entity is: (state the new name of the entity below)

The name of the entity must contain an organizational designation or accepted abbreviation of such term, as applicable.

2. Amended Registered Agent/Registered Office

The amendment changes the certificate of formation to change the article or provision stating the name of the registered agent and the registered office address of the filing entity. The article or provision is amended to read as follows:

6

Registered Agent

(Complete either A or B, but not both. Also complete C.)

☐ A. The registered agent is an organization (cannot be entity named above) by the name of:

OR

☐ B. The registered agent is an individual resident of the state whose name is:

First Name	M.I.	Last Name	Suffix

The person executing this instrument affirms that the person designated as the new registered agent has consented to serve as registered agent.

C. The business address of the registered agent and the registered office address is:

TX
Street Address (No P. O. Box)	City	State	Zip Code

3. Other Added, Altered, or Deleted Provisions

Other changes or additions to the certificate of formation may be made in the space provided below. If the space provided is insufficient, incorporate the additional text by providing an attachment to this form. Please read the instructions to this form for further information on format.

Text Area (The attached addendum, if any, is incorporated herein by reference.)

☐ Add each of the following provisions to the certificate of formation. The identification or reference of the added provision and the full text are as follows:

☑ Alter each of the following provisions of the certificate of formation. The identification or reference of the altered provision and the full text of the provision as amended are as follows:

Please delete paragraph 3 in the Certificate of Formation, as amended and replace with the following: ‘‘The name and business address of the sole general partner of the Partnership is Dell DFS Corporation, One Dell Way, Round Rock, Texas 78682-2244.”

☐ Delete each of the provisions identified below from the certificate of formation.

Statement of Approval

The amendments to the certificate of formation have been approved in the manner required by the Texas Business Organizations Code and by the governing documents of the entity.

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Effectiveness of Filing (Select either A.B. or C.)

A. ☑ This document becomes effective when the document is filed by the secretary of state.

B. ☐ This document becomes effective at a later date, which is not more than ninety (90) days from the date of signing. The delayed effective date is:

C. ☐ This document takes effect upon the occurrence of a future event or fact, other than the passage of time. The 90th day after the date of signing is:

The following event or fact will cause the document to take effect in the manner described below:

Execution

The undersigned signs this document subject to the penalties imposed by law for the submission of a materially false or fraudulent instrument and certifies under penalty of perjury that the undersigned is authorized under the provisions of law governing the entity to execute the filing instrument.

Date: 9/23/13

General Partner: Dell DFS Corporation

By:	/s/ Janet B. Wright

Signature of authorized person

Janet B. Wright
Printed or typed name of authorized person (see instructions) Vice President and Assistant Secretary

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